EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this amended Quarterly Report of First Quantum Ventures, Inc. (the "Company") on Form 10-Q/A for the quarter ending March 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Periodic Report"), I, Andrew Godfrey, President and Chief Financial Officer of the Company, certify, pursuant to 18.U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Periodic  Report fully  complies  with the  requirements  of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in this amended Periodic Report fairly presents, in all material  respects,  the  financial  condition  and results of operations of the Company.

Date: May 14, 2009	/s/ Andrew Godfrey
Andrew Godfrey
President
Chief Financial Officer

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A signed original of this written statement required by Section 906 has been provided to First Quantum Ventures, Inc. and will be retained by First Quantum Ventures, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.